SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 30, 2006



                                   AAON, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)



           Nevada                       0-18953                  87-0448736
           ------                       -------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                     2425 South Yukon, Tulsa, Oklahoma 74107
                     ---------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 583-2266

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Item 2.02.     Results of Operations and Financial Condition.
               ----------------------------------------------

                    On August 8, 2006, Registrant issued a press release on its results of operations and financial condition for the three and six month periods ended and at June 30, 2006.

Item 8.01.     Other Events.
               ------------

                    Registrant executed a Second Amendment to Third Restated
               Revolving Credit Loan Agreement on July 30, 2006.

Item 9.01      Financial Statements and Exhibits.
               ----------------------------------

               (c)  A copy of the press release is filed herewith as Exhibit
                    99.1.

                    A copy of the Second Amendment to Third Restated Revolving
               Credit Loan Agreement is filed herewith as Exhibit 99.2.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AAON, INC.


Date:  August 23, 2006             By:        /s/ John B. Johnson, Jr.
                                        -------------------------------------
                                           John B. Johnson, Jr., Secretary

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